                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 25, 2004

                         ------------------------------

                             ELECTRO RENT CORPORATION
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-9061                    95-2412961
       (State or other           (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                          6060 SEPULVEDA BOULEVARD
                       VAN NUYS, CALIFORNIA 91411-2501
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code:  (818) 787-2100

                         ------------------------------

Item 9.   Information Provided Under Item 12
(Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, "Results of
Operations and Financial Condition."

On March 25, 2004, Electro Rent Corporation issued a press release announcing its financial results for the fiscal quarter ended February 29, 2004.
A copy of the press release is furnished as Exhibit 99.1 to this report.

                         ------------------------------

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRO RENT CORPORATION

Date: March 25, 2004                        By: /s/ CRAIG R. JONES
                                            ------------------------------
                                            Craig R. Jones
                                            Vice President and
                                            Chief Financial Officer

                         ------------------------------

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        ------------------------------------------------------
   99.1            Press release, dated March 25, 2004,
                   issued by Electro Rent Corporation